Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ATAI Life Sciences N.V. (the “Company”) for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2024	By:
Florian Brand
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date: November 13, 2024	By:	_____________________________________________
Srinivas Rao, M.D.
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date: November 13, 2024	By:	_____________________________________________
Anne Johnson
Chief Financial Officer
(Principal Financial Officer)